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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C.  20549



                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  February 13, 1998



                     NORTHWESTERN STEEL AND WIRE COMPANY
            -----------------------------------------------------
           (Exact name of registrant as specified in its charter.)



          Illinois                     0-21556                  36-1562920
-------------------------------      -----------             ------------------
(State or other jurisdiction of      (Commission             (I.R.S. Employer
         incorporation)              File Number)            Identification No.)



    121 Wallace Street, Sterling, Illinois                        61081
----------------------------------------------------------      ---------
   (Address of principal executive offices)                     (Zip Code)




      Registrant's telephone number, including area code (815) 625-2500




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ITEM 5.   OTHER EVENTS

     On February 13, 1998, the Company announced that it had signed a letter of intent to merge with Bayou Steel Corporation. The text of the Company's press release is filed herewith. See Item 7.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     20   OTHER  DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

     20.1 Press release dated February 13, 1998       Filed herewith


                                  SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this reported to be signed on its behalf by the undersigned hereunto duly authorized.


                                  NORTHWESTERN STEEL AND WIRE COMPANY



DATE:  February 20, 1998          By: /s/ Timothy J. Bondy
                                     --------------------------------
                                     Timothy J. Bondy

                                  Title: Vice President and Chief Financial
                                         Officer




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